COMMITMENTS AND CONTINGENCIES - Minimum Future Fees To Be Received under Non-Cancellable Operating and Right to Use Agreements (Detail) $ in Thousands	Dec. 31, 2018 USD ($)
Commitments and Contingencies Disclosure [Abstract]
2019	$ 54,410
2020	47,133
2021	37,300
2022	35,482
2023	37,248
Over 2023	97,670
Total minimum future fees to be received	$ 309,243